UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22520

Oppenheimer Ultra-Short Duration Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2017

Item 1. Reports to Stockholders.

Annual Report	7/31/2017

Oppenheimer Ultra-Short Duration Fund

Class Y Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/17

	Class Y Shares of the Fund	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index
1-Year	1.19%	0.54%
5-Year	0.68	0.19
Since Inception (4/25/11)	0.70	0.16

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). There is no sales charge for Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER ULTRA-SHORT DURATION FUND

Fund Performance Discussion

The Fund’s Class Y shares produced a total return of 1.19% over the 1-year reporting period, compared to a 0.54% total return for the Fund’s benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, for the same period. Despite volatility among short term interest rates stemming from the Federal Reserve (“Fed”) hikes, the Fund continued to provide a higher level of current income than traditional money market funds, with minimal net asset value volatility.

FUND REVIEW

The Fund continued to invest the majority of its assets in securities with maturities of one-year or less. This focus generally allows the Fund to have relatively low price volatility and increases its inherent liquidity. At the same time, we continued to complement investments in money market securities with investment grade short-term corporate notes and bonds with maturities of one to three years. To further mitigate the interest rate risk, we maintained a short position in Treasury future contracts, which have the potential to benefit in value should short Treasury rates rise. We generally maintained the Fund’s duration at one-half a year or less during the reporting period in anticipation of a volatile, but generally rising interest rate environment.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3        OPPENHEIMER ULTRA-SHORT DURATION FUND

STRATEGY & OUTLOOK

There continues to be dislocations between the market and the Fed, led by the recent slowdown in inflation. While we have witnessed three rate hikes in the last year, the Fed is still set on one more hike in 2017 based on the FOMC dot projections. However, coupled with their intention to begin to unwind the balance sheet in October, we believe the possibility of another rate hike in 2017 is waning. We anticipate the bifurcations between the market and the Fed will continue into 2018, as will the higher volatility in rates. With Fed Chair Janet Yellen’s first term coming to a close, the Fed dots indicating 3 to 4 more hikes through 2018, tight credit spreads, and a global backdrop that could spell continued volatility, we intend to maintain the Fund’s modestly short duration; giving us greater flexibility as we seek to capture higher yields from short-term bonds as they become available.

Christopher Proctor, CFA Portfolio Manager

Adam S. Wilde, CFA Portfolio Manager

4        OPPENHEIMER ULTRA-SHORT DURATION FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	52.8%
Short-Term Notes	42.9
Asset-Backed Securities	4.0
U.S. Government Obligations	0.3

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2017, and are based on the total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

5        OPPENHEIMER ULTRA-SHORT DURATION FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/17

	Inception Date	1-Year	5-Year	Since Inception
Class A (OSDAX)	4/25/11	1.12%	0.62%	0.59%
Class I (OSDIX)	11/28/14	2.38	N/A	1.35
Class Y (OSDYX)	4/25/11	1.19	0.68	0.70

STANDARDIZED YIELDS

For the 30 Days Ended 7/31/17

Class A	1.26%
Class I	1.33
Class Y	1.33

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). There is no sales charge for Class I, Y and A shares. Class A shares are not currently available for purchase.

Standardized yield is based on an SEC standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended July 31, 2017. It is based on that date’s net asset value for all share classes. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which measures returns of three-month Treasury Bills. The index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

6        OPPENHEIMER ULTRA-SHORT DURATION FUND

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7        OPPENHEIMER ULTRA-SHORT DURATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8        OPPENHEIMER ULTRA-SHORT DURATION FUND

Actual	Beginning Account Value February 1, 2017	Ending Account Value July 31, 2017	Expenses Paid During 6 Months Ended July 31, 2017
Class A	$ 1,000.00	$ 1,006.00	$ 1.59
Class I	1,000.00	1,006.40	1.24
Class Y	1,000.00	1,006.40	1.24

Hypothetical (5% return before expenses)
Class A	1,000.00	1,023.21	1.61
Class I	1,000.00	1,023.55	1.26
Class Y	1,000.00	1,023.55	1.26

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2017 are as follows:

Class	Expense Ratios
Class A	0.32%
Class I	0.25
Class Y	0.25

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS July 31, 2017

	Principal Amount	Value
Asset-Backed Securities—4.0%
Ally Auto Receivables Trust:
Series 2016-2, Cl. A2, 1.17%, 10/15/18	$177,576	$177,556
Series 2017-3, Cl. A2, 1.53%, 3/16/20	3,000,000	2,999,799
AmeriCredit Automobile Receivables Trust, Series 2017-2, Cl. A2A, 1.65%, 9/18/20	1,400,000	1,400,207
BMW Vehicle Lease Trust:
Series 2016-1, Cl. A2A, 1.17%, 1/22/18	96,212	96,201
Series 2016-2, Cl. A2, 1.23%, 1/22/19	1,404,292	1,402,955
CNH Equipment Trust:
Series 2016-B, Cl. A2A, 1.31%, 10/15/19	810,591	809,992
Series 2016-C, Cl. A2, 1.26%, 2/18/20	1,568,089	1,566,601
Drive Auto Receivables Trust:
Series 2017-1, Cl. A2A, 1.67%, 5/15/19	1,000,000	1,000,376
Series 2017-2, Cl. A2A, 1.63%, 8/15/19	1,000,000	1,000,085
Series 2017-BA, Cl. A2, 1.59%, 12/17/18[1]	1,000,000	1,001,174
Ford Credit Auto Lease Trust, Series 2017-A, Cl. A2A, 1.56%, 11/15/19	1,000,000	1,000,538
Ford Credit Auto Owner Trust:
Series 2016-B, Cl. A2A, 1.08%, 3/15/19	405,780	405,458
Series 2017-A, Cl. A2A, 1.33%, 12/15/19	1,550,000	1,548,966
GM Financial Automobile Leasing Trust, Series 2017-1, Cl. A2A, 1.67%, 9/20/19	2,000,000	2,001,419
GM Financial Consumer Automobile Receivables Trust:
Series 2017-1A, Cl. A2A, 1.51%, 3/16/20[1]	1,000,000	999,983
Series 2017-2A, Cl. A2A, 1.61%, 5/18/20[1]	2,000,000	2,000,101
Harley-Davidson Motorcycle Trust, Series 2016-A, Cl. A2, 1.52%, 6/15/19	706,752	706,344
Hyundai Auto Lease Securitization Trust:
Series 2016-B, Cl. A2A, 1.24%, 11/15/18[1]	851,643	851,341
Series 2016-C, Cl. A2, 1.30%, 3/15/19[1]	2,437,897	2,435,263
John Deere Owner Trust:
Series 2016-A, Cl. A2, 1.15%, 10/15/18	304,196	304,080
Series 2016-B, Cl. A3, 1.25%, 6/15/20	1,000,000	996,204
Series 2017-A, Cl. A2, 1.50%, 10/15/19	1,000,000	999,941
Nissan Auto Receivables Owner Trust:
Series 2016-A, Cl. A2A, 1.06%, 2/15/19	467,814	467,488
Series 2016-B, Cl. A2A, 1.05%, 4/15/19	570,110	569,531
Santander Drive Auto Receivables Trust, Series 2017-1, Cl. A2, 1.49%, 2/18/20	500,000	499,819
Toyota Auto Receivables Owner Trust, Series 2016-C, Cl. A2A, 1%, 1/15/19	932,567	931,698
Volvo Financial Equipment LLC:
Series 2016-1A, Cl. A2, 1.44%, 10/15/18[1]	754,657	754,673
Series 2017-1A, Cl. A2, 1.55%, 10/15/19[1]	2,000,000	1,999,667

Total Asset-Backed Securities (Cost $30,936,380)		30,927,460
U.S. Government Obligation—0.3%
Federal National Mortgage Assn. Nts., 1.40%, 6/13/19 (Cost $2,000,000)	2,000,000	1,997,260

10        OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Corporate Bonds and Notes—53.0%
Consumer Discretionary—6.2%
Automobiles—3.7%
American Honda Finance Corp., 1.50% Sr. Unsec. Nts., 11/19/18	$2,000,000	$1,998,792
Daimler Finance North America LLC:
1.65% Sr. Unsec. Nts., 3/2/18[1]	2,500,000	2,502,382
1.875% Sr. Unsec. Nts., 1/11/18[1]	2,500,000	2,503,810
Ford Motor Credit Co. LLC:
5.00% Sr. Unsec. Nts., 5/15/18	3,000,000	3,075,252
6.625% Sr. Unsec. Nts., 8/15/17	1,575,000	1,577,561
Harley-Davidson Financial Services, Inc.:
2.25% Sr. Unsec. Nts., 1/15/19[1]	1,300,000	1,304,839
2.40% Sr. Unsec. Nts., 9/15/19[1]	2,040,000	2,053,666
Harley-Davidson Funding Corp., 6.80% Sr. Unsec. Nts., 6/15/18[1]	7,220,000	7,534,676
Toyota Motor Credit Corp.:
1.564% Sr. Unsec. Nts., 4/17/20[2]	1,000,000	1,002,586
1.65% Sr. Unsec. Nts., 7/25/19[2]	3,000,000	2,993,880
1.95% Sr. Unsec. Nts., 4/17/20	2,000,000	2,007,668

		28,555,112
Media—0.8%
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	6,245,000	6,247,498
Multiline Retail—1.7%
Dollar General Corp., 1.875% Sr. Unsec. Nts., 4/15/18	13,100,000	13,109,524
Consumer Staples—1.6%
Beverages—0.5%
PepsiCo, Inc.:
1.00% Sr. Unsec. Nts., 10/13/17	2,000,000	1,998,980
1.35% Sr. Unsec. Nts., 10/4/19	1,000,000	995,523
1.55% Sr. Unsec. Nts., 5/2/19	1,000,000	1,001,220

		3,995,723
Food & Staples Retailing—0.3%
Kroger Co. (The), 6.40% Sr. Unsec. Nts., 8/15/17	2,203,000	2,206,591
Food Products—0.6%
Mondelez International, Inc.:
6.125% Sr. Unsec. Nts., 8/23/18	3,000,000	3,133,545
6.50% Sr. Unsec. Nts., 8/11/17	1,655,000	1,656,715

		4,790,260
Tobacco—0.2%
Philip Morris International, Inc., 1.625% Sr. Unsec. Nts., 2/21/19	1,000,000	1,000,092

11        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Energy—2.4%
Energy Equipment & Services—0.4%
Schlumberger Holdings Corp., 1.90% Sr. Unsec. Nts., 12/21/17[1]	$3,120,000	$3,122,858
Oil, Gas & Consumable Fuels—2.0%
BP Capital Markets America, Inc., 4.20% Sr. Unsec. Nts., 6/15/18	1,750,000	1,788,633
BP Capital Markets plc, 2.315% Sr. Unsec. Nts., 2/13/20	1,000,000	1,012,972
Shell International Finance BV:
1.25% Sr. Unsec. Nts., 11/10/17	2,500,000	2,498,985
1.625% Sr. Unsec. Nts., 11/10/18	1,500,000	1,501,190
TransCanada PipeLines Ltd.:
1.625% Sr. Unsec. Nts., 11/9/17	4,926,000	4,928,044
1.875% Sr. Unsec. Nts., 1/12/18	2,770,000	2,774,775
6.50% Sr. Unsec. Nts., 8/15/18	1,000,000	1,048,431

		15,553,030
Financials—31.2%
Capital Markets—4.6%
Credit Suisse AG (New York):
1.75% Sr. Unsec. Nts., 1/29/18	2,075,000	2,076,903
1.997% Sr. Unsec. Nts., 4/27/18[2]	1,900,000	1,907,598
Goldman Sachs Group, Inc. (The):
2.375% Sr. Unsec. Nts., 1/22/18	1,383,000	1,387,828
2.511% Sr. Unsec. Nts., 4/30/18[2]	1,000,000	1,007,068
6.15% Sr. Unsec. Nts., 4/1/18	4,400,000	4,528,075
7.50% Sr. Unsec. Nts., 2/15/19	2,263,000	2,453,696
Morgan Stanley:
2.45% Sr. Unsec. Nts., 2/1/19	1,700,000	1,715,047
5.625% Sr. Unsec. Nts., 9/23/19	2,236,000	2,404,047
5.95% Sr. Unsec. Nts., 12/28/17	800,000	813,906
6.25% Sr. Unsec. Nts., 8/28/17	1,300,000	1,304,222
6.625% Sr. Unsec. Nts., 4/1/18	4,498,000	4,642,048
7.30% Sr. Unsec. Nts., 5/13/19	2,000,000	2,184,368
UBS AG (London):
1.799% Sr. Unsec. Nts., 6/8/20[1,2]	1,000,000	1,004,604
2.20% Sr. Unsec. Nts., 6/8/20[1]	1,000,000	1,005,903
UBS AG (Stamford CT):
1.80% Sr. Unsec. Nts., 3/26/18	1,000,000	1,001,806
2.375% Sr. Unsec. Nts., 8/14/19	4,000,000	4,036,368
5.875% Sr. Unsec. Nts., 12/20/17	2,371,000	2,410,529

		35,884,016
Commercial Banks—24.1%
Australia & New Zealand Banking Group Ltd., 1.93% Sr. Unsec. Nts., 11/16/18[1,2]	1,000,000	1,007,558
Australia & New Zealand Banking Group Ltd. (New York), 2% Sr. Unsec. Nts., 11/16/18	1,000,000	1,004,871

12        OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Commercial Banks (Continued)
Bank of America Corp.:
2.00% Sr. Unsec. Nts., 1/11/18	$2,043,000	$2,047,233
5.65% Sr. Unsec. Nts., 5/1/18	2,000,000	2,056,712
5.75% Sr. Unsec. Nts., 12/1/17	2,000,000	2,027,734
6.00% Sr. Unsec. Nts., 9/1/17	1,650,000	1,655,909
6.875% Sr. Unsec. Nts., 4/25/18	3,000,000	3,110,823
7.625% Sr. Unsec. Nts., 6/1/19	3,190,000	3,510,930
Bank of Montreal:
1.686% Sr. Unsec. Nts., 6/15/20[2]	1,500,000	1,502,767
1.828% Sr. Unsec. Nts., 12/12/19[2]	1,200,000	1,207,231
2.10% Sr. Unsec. Nts., 12/12/19	1,800,000	1,809,817
2.10% Sr. Unsec. Nts., 6/15/20	1,500,000	1,504,073
Bank of Nova Scotia (The):
1.65% Sr. Unsec. Nts., 6/14/19	3,000,000	2,994,093
1.902% Sr. Unsec. Nts., 6/14/19[2]	1,500,000	1,512,313
Bank of Tokyo-Mitsubishi UFJ Ltd. (The):
1.70% Sr. Unsec. Nts., 3/5/18[1]	4,139,000	4,140,705
1.768% Sr. Unsec. Nts., 3/5/18[1,2]	1,000,000	1,002,215
2.15% Sr. Unsec. Nts., 9/14/18[1]	1,900,000	1,908,054
2.35% Sr. Unsec. Nts., 9/8/19[1]	3,500,000	3,527,513
BNP Paribas SA:
2.375% Sr. Unsec. Nts., 9/14/17	1,500,000	1,501,600
2.40% Sr. Unsec. Nts., 12/12/18	3,000,000	3,027,312
Branch Banking & Trust Co.:
1.754% Sr. Unsec. Nts., 1/15/20[2]	1,250,000	1,254,460
2.10% Sr. Unsec. Nts., 1/15/20	1,250,000	1,258,039
Citibank NA:
1.728% Sr. Unsec. Nts., 6/12/20[2]	1,000,000	1,005,206
2.10% Sr. Unsec. Nts., 6/12/20	1,000,000	1,004,376
Citigroup, Inc.:
1.55% Sr. Unsec. Nts., 8/14/17	1,474,000	1,474,099
1.70% Sr. Unsec. Nts., 4/27/18	2,660,000	2,660,724
2.007% Sr. Unsec. Nts., 4/27/18[2]	3,000,000	3,010,266
2.05% Sr. Unsec. Nts., 6/7/19	1,000,000	1,002,296
2.55% Sr. Unsec. Nts., 4/8/19	2,700,000	2,729,263
6.00% Sr. Unsec. Nts., 8/15/17	1,200,000	1,202,356
6.125% Sr. Unsec. Nts., 11/21/17	1,500,000	1,520,647
Commonwealth Bank of Australia, 1.375% Sr. Unsec. Nts., 9/6/18[1]	2,000,000	1,994,458
Cooperatieve Rabobank UA:
2.25% Sr. Unsec. Nts., 1/14/19	2,000,000	2,018,600
4.75% Sr. Unsec. Nts., 1/15/20[1]	1,370,000	1,461,517
Danske Bank AS:
1.72% Sr. Unsec. Nts., 3/2/20[1,2]	1,000,000	1,003,007
1.803% Sr. Unsec. Nts., 9/6/19[1,2]	3,000,000	3,018,387
2.20% Sr. Unsec. Nts., 3/2/20[1]	1,000,000	1,000,729
HSBC Bank plc:
1.50% Sr. Unsec. Nts., 5/15/18[1]	1,500,000	1,498,425
1.822% Sr. Unsec. Nts., 5/15/18[1,2]	1,200,000	1,204,777

13        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial Banks (Continued)
HSBC USA, Inc.:
1.70% Sr. Unsec. Nts., 3/5/18	$4,345,000	$4,348,168
2.00% Sr. Unsec. Nts., 8/7/18	2,500,000	2,508,850
2.625% Sr. Unsec. Nts., 9/24/18	2,500,000	2,526,500
ING Bank NV:
1.65% Sr. Unsec. Nts., 8/15/19[1]	2,240,000	2,224,181
1.792% Sr. Unsec. Nts., 8/15/19[1,2]	1,250,000	1,258,435
2.00% Sr. Unsec. Nts., 11/26/18[1]	1,500,000	1,503,705
2.30% Sr. Unsec. Nts., 3/22/19[1]	1,200,000	1,208,057
JPMorgan Chase & Co.:
1.625% Sr. Unsec. Nts., 5/15/18	1,200,000	1,200,719
6.00% Sr. Unsec. Nts., 1/15/18	4,300,000	4,384,663
6.30% Sr. Unsec. Nts., 4/23/19	1,765,000	1,898,335
Mitsubishi UFJ Trust & Banking Corp., 1.60% Sr. Unsec. Nts., 10/16/17[1]	1,177,000	1,177,311
Mizuho Bank Ltd.:
1.55% Sr. Unsec. Nts., 10/17/17[1]	6,000,000	6,000,468
1.85% Sr. Unsec. Nts., 3/21/18[1]	1,065,000	1,066,549
2.15% Sr. Unsec. Nts., 10/20/18[1]	2,920,000	2,927,776
2.45% Sr. Unsec. Nts., 4/16/19[1]	3,000,000	3,024,504
National Australia Bank Ltd.:
1.682% Sr. Unsec. Nts., 5/22/20[1,2]	2,000,000	2,007,056
1.894% Sr. Unsec. Nts., 1/10/20[1,2]	1,500,000	1,508,472
2.084% Sr. Unsec. Nts., 1/14/19[1,2]	1,000,000	1,008,066
National Australia Bank Ltd. (New York), 2% Sr. Unsec. Nts., 1/14/19	1,000,000	1,005,407
National Bank of Canada:
1.788% Sr. Unsec. Nts., 6/12/20[2]	2,000,000	2,005,348
1.904% Sr. Unsec. Nts., 1/17/20[2]	2,000,000	2,011,966
2.15% Sr. Unsec. Nts., 6/12/20	2,000,000	2,003,756
Nordea Bank AB:
1.625% Sr. Unsec. Nts., 9/30/19[1]	2,000,000	1,988,666
1.672% Sr. Unsec. Nts., 5/29/20[1,2]	1,000,000	1,004,854
1.916% Sr. Unsec. Nts., 9/30/19[1,2]	2,000,000	2,014,652
2.125% Sr. Unsec. Nts., 5/29/20[1]	1,000,000	1,004,252
PNC Bank NA:
1.62% Sr. Unsec. Nts., 12/7/18[2]	1,000,000	1,004,340
1.70% Sr. Unsec. Nts., 12/7/18	2,000,000	2,000,828
Royal Bank of Canada:
1.625% Sr. Unsec. Nts., 4/15/19	1,000,000	998,163
2.014% Sr. Unsec. Nts., 4/15/19[2]	1,000,000	1,007,719
2.125% Sr. Unsec. Nts., 3/2/20	2,000,000	2,010,888
Skandinaviska Enskilda Banken AB:
1.75% Sr. Unsec. Nts., 3/19/18[1]	4,000,000	4,003,800
1.806% Sr. Unsec. Nts., 9/13/19[1,2]	1,000,000	1,005,784
2.375% Sr. Unsec. Nts., 3/25/19[1]	2,725,000	2,748,021
Societe Generale SA:
2.379% Sr. Unsec. Nts., 10/1/18[2]	1,000,000	1,009,525
2.625% Sr. Unsec. Nts., 10/1/18	3,000,000	3,033,375

14        OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Commercial Banks (Continued)
Societe Generale SA: (Continued) 2.75% Sr. Unsec. Nts., 10/12/17	$2,125,000	$2,130,782
Sumitomo Mitsui Banking Corp.:
1.884% Sr. Unsec. Nts., 1/16/18[2]	3,500,000	3,507,553
1.966% Sr. Unsec. Nts., 1/11/19	1,250,000	1,252,524
1.976% Sr. Unsec. Nts., 10/19/18[2]	2,000,000	2,012,820
2.25% Sr. Unsec. Nts., 7/11/19	3,000,000	3,020,733
SunTrust Banks, Inc., 6% Sr. Unsec. Nts., 9/11/17	9,675,000	9,721,643
Svenska Handelsbanken AB:
1.50% Sr. Unsec. Nts., 9/6/19	1,000,000	993,095
1.713% Sr. Unsec. Nts., 9/6/19[2]	1,000,000	1,004,806
Swedbank AB, 2.125% Sr. Unsec. Nts., 9/29/17[1]	4,365,000	4,370,530
Toronto-Dominion Bank (The):
1.45% Sr. Unsec. Nts., 8/13/19	1,000,000	993,865
1.724% Sr. Unsec. Nts., 1/18/19[2]	600,000	602,428
2.153% Sr. Unsec. Nts., 1/22/19[2]	2,000,000	2,020,562
Wells Fargo & Co.:
1.479% Sr. Unsec. Nts., 9/8/17[2]	2,606,000	2,606,618
5.625% Sr. Unsec. Nts., 12/11/17	2,907,000	2,951,355
Westpac Banking Corp.:
1.926% Sr. Unsec. Nts., 11/23/18[2]	1,000,000	1,007,741
1.95% Sr. Unsec. Nts., 11/23/18	1,000,000	1,002,974

		186,224,283
Consumer Finance—2.5%
American Express Credit Corp.:
1.641% Sr. Unsec. Nts., 5/3/19[2]	1,000,000	1,002,695
1.875% Sr. Unsec. Nts., 5/3/19	2,500,000	2,507,257
Capital One Financial Corp., 6.75% Sr. Unsec. Nts., 9/15/17	4,645,000	4,672,587
Capital One NA (Mclean VA):
1.50% Sr. Unsec. Nts., 9/5/17	2,000,000	2,000,004
1.50% Sr. Unsec. Nts., 3/22/18	5,175,000	5,169,287
1.65% Sr. Unsec. Nts., 2/5/18	1,000,000	999,760
2.35% Sr. Unsec. Nts., 8/17/18	2,537,000	2,552,694

		18,904,284
Industrials—2.8%
Aerospace & Defense—0.1%
BAE Systems Holdings, Inc., 6.375% Sr. Unsec. Nts., 6/1/19[1]	1,091,000	1,176,042
Industrial Conglomerates—0.1%
General Electric Co., 5.625% Sr. Unsec. Nts., 5/1/18	1,028,000	1,059,905
Machinery—0.4%
John Deere Capital Corp.:
1.65% Sr. Unsec. Nts., 10/15/18	2,000,000	2,002,544
1.95% Sr. Unsec. Nts., 6/22/20	1,000,000	1,004,836

		3,007,380

15        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Road & Rail—1.4%
ERAC USA Finance LLC, 6.375% Sr. Unsec. Nts., 10/15/17[1]	$10,600,000	$10,699,969
Trading Companies & Distributors—0.8%
ABN AMRO Bank NV:
1.944% Sr. Unsec. Nts., 1/18/19[1,2]	2,000,000	2,011,212
2.10% Sr. Unsec. Nts., 1/18/19[1]	4,000,000	4,020,748

		6,031,960
Information Technology—1.9%
IT Services—0.8%
Western Union Co. (The), 2.875% Sr. Unsec. Nts., 12/10/17	6,118,000	6,145,292
Semiconductors & Semiconductor Equipment—0.4%
QUALCOMM, Inc.:
1.558% Sr. Unsec. Nts., 5/20/19[2]	2,000,000	2,008,360
1.85% Sr. Unsec. Nts., 5/20/19	1,000,000	1,004,965

		3,013,325
Technology Hardware, Storage & Peripherals—0.7%
Apple, Inc.:
1.80% Sr. Unsec. Nts., 5/11/20	3,500,000	3,510,318
1.90% Sr. Unsec. Nts., 2/7/20	2,000,000	2,011,700

		5,522,018
Materials—1.3%
Chemicals—1.3%
Ecolab, Inc.:
1.45% Sr. Unsec. Nts., 12/8/17	5,500,000	5,499,181
1.55% Sr. Unsec. Nts., 1/12/18	570,000	570,066
Potash Corp. of Saskatchewan, Inc., 3.25% Sr. Unsec. Nts., 12/1/17	4,334,000	4,353,156

		10,422,403
Telecommunication Services—2.9%
Diversified Telecommunication Services—1.6%
AT&T, Inc., 5.50% Sr. Unsec. Nts., 2/1/18	4,500,000	4,587,233
Deutsche Telekom International Finance BV, 6.75% Sr. Unsec. Nts., 8/20/18	4,085,000	4,296,811
Verizon Communications, Inc.:
1.375% Sr. Unsec. Nts., 8/15/19	2,000,000	1,986,394
1.552% Sr. Unsec. Nts., 8/15/19[2]	1,000,000	1,001,908
2.992% Sr. Unsec. Nts., 9/14/18[2]	1,000,000	1,018,509

		12,890,855
Wireless Telecommunication Services—1.3%
Vodafone Group plc:
1.25% Sr. Unsec. Nts., 9/26/17	833,000	832,934
1.50% Sr. Unsec. Nts., 2/19/18	5,128,000	5,124,590

16        OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Wireless Telecommunication Services (Continued)
Vodafone Group plc: (Continued)
4.625% Sr. Unsec. Nts., 7/15/18	$3,745,000	$3,847,800

		9,805,324
Utilities—2.7%
Electric Utilities—2.7%
Duke Energy Corp., 1.625% Sr. Unsec. Nts., 8/15/17	7,488,000	7,488,831
NextEra Energy Capital Holdings, Inc.:
1.649% Sr. Unsec. Nts., 9/1/18	3,000,000	2,999,271
2.056% Sr. Unsec. Nts., 9/1/17	7,800,000	7,803,120
Southern Co. (The), 1.30% Sr. Unsec. Nts., 8/15/17	2,500,000	2,499,995

		20,791,217

Total Corporate Bonds and Notes (Cost $409,506,120)		410,158,961
Short-Term Notes—43.0%
Banks—0.9%
BNP Paribas, 1.456%, 2/12/18[3]	3,500,000	3,472,255
Societe Generale SA:
1.533%, 10/13/17[3,4]	2,000,000	1,994,643
1.595%, 5/25/18[3,4]	2,000,000	1,975,531

		7,442,429
Building Products—1.3%
Assa Abloy Financial Services AB, 1.667%, 10/3/17[1,3,4]	10,000,000	9,973,867
Chemicals—3.8%
Agrium, Inc.:
1.504%, 9/15/17[3,4]	4,000,000	3,992,507
1.544%, 9/18/17[3,4]	1,500,000	1,497,003
1.596%, 8/18/17[3,4]	9,500,000	9,493,165
Air Liquide US LLC:
1.385%, 9/7/17[3,4]	7,140,000	7,131,559
1.456%, 9/29/17[3,4]	7,600,000	7,585,623

		29,699,857
Commercial Finance—0.9%
American Express Co.:
1.459%, 10/13/17[3]	5,000,000	4,985,005
1.459%, 10/16/17[3]	2,000,000	1,993,746

		6,978,751
Commercial Services & Supplies—1.5%
Equifax, Inc.:
1.443%, 8/21/17[1,3,4]	2,000,000	1,998,317
1.444%, 9/18/17[1,3,4]	9,200,000	9,181,617

		11,179,934

17        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Computers & Peripherals—1.8%
HP, Inc., 1.574%, 9/18/17[3]	$14,000,000	$13,978,506
Diversified Financial Services—1.0%
Ford Motor Credit Co. LLC:
1.624%, 9/1/17[3,4]	1,350,000	1,348,205
1.936%, 2/16/18[3,4]	1,400,000	1,386,482
1.936%, 2/12/18[3,4]	1,300,000	1,287,741
1.979%, 5/4/18[3,4]	1,000,000	985,650
1.986%, 4/23/18[3,4]	1,000,000	986,345
2.008%, 6/1/18[3,4]	1,800,000	1,770,933

		7,765,356
Electric Utilities—2.1%
Duke Energy Corp.:
1.355%, 9/5/17[3,4]	1,000,000	998,541
1.443%, 8/16/17[1,3,4]	1,000,000	999,362
NextEra Energy, Inc.:
1.503%, 8/18/17[1,3,4]	1,000,000	999,281
1.515%, 10/10/17[1,3,4]	3,000,000	2,991,208
Sempra Energy:
1.46%, 8/21/17[3,4]	1,300,000	1,298,906
1.483%, 8/10/17[3,4]	1,000,000	999,607
1.513%, 8/1/17[3,4]	8,750,000	8,749,664

		17,036,569
Electronic Equipment & Instruments—1.7%
Amphenol Corp., 1.525%, 9/14/17[3]	13,000,000	12,976,194
Energy Equipment & Services—1.1%
Schlumberger Holdings Corp.:
1.486%, 10/26/17[1,3,4]	4,000,000	3,985,771
1.506%, 11/6/17[1,3,4]	5,000,000	4,979,815

		8,965,586
Food Products—1.2%
Mondelez International, Inc.:
1.414%, 8/16/17[3,4]	1,000,000	999,362
1.504%, 9/27/17[3,4]	1,000,000	997,625
1.515%, 10/2/17[3,4]	3,900,000	3,889,913
1.516%, 9/11/17[3,4]	1,700,000	1,697,098
1.526%, 10/24/17[3,4]	2,700,000	2,690,437

		10,274,435
Health Care Providers & Services—1.8%
McKesson Corp., 1.462%, 8/14/17[1,3,4]	14,000,000	13,992,209
Hotels, Restaurants & Leisure—1.8%
Marriott International, Inc., 1.524%, 9/22/17[1,3,4]	14,000,000	13,969,701

18        OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Household Durables—1.3%
Whirlpool Corp., 1.484%, 9/25/17[3]	$10,000,000	$9,977,102
Leasing & Factoring—1.9%
Hitachi Capital America Corp.:
1.492%, 8/18/17[3]	1,500,000	1,498,921
1.502%, 8/16/17[3]	5,000,000	4,996,809
1.562%, 8/8/17[3]	8,000,000	7,997,495

		14,493,225
Media—5.6%
Interpublic Group of Cos., Inc. (The):
1.452%, 8/24/17[1,3,4]	8,300,000	8,292,137
1.472%, 8/25/17[1,3,4]	5,700,000	5,694,371
Omnicom Group, Inc.:
1.462%, 8/8/17[3,4]	12,000,000	11,996,243
1.484%, 9/1/17[3,4]	2,000,000	1,997,412
WPP CP LLC:
1.637%, 10/25/17[1,3,4]	1,500,000	1,494,622
1.637%, 10/23/17[1,3,4]	13,200,000	13,153,830

		42,628,615
Multi-Utilities—3.3%
CenterPoint Energy Resources Corp.:
1.384%, 8/23/17[3,4]	10,180,000	10,170,596
1.474%, 9/25/17[1,3,4]	2,000,000	1,995,420
Xcel Energy, Inc.:
1.51%, 11/1/17[3,4]	2,000,000	1,992,173
1.511%, 11/2/17[3,4]	8,000,000	7,968,290
1.611%, 10/30/17[3,4]	3,000,000	2,988,564

		25,115,043
Oil, Gas & Consumable Fuels—1.7%
ENI Finance USA, Inc.:
1.465%, 9/8/17[3,4]	10,000,000	9,984,823
1.506%, 10/18/17[3,4]	1,000,000	996,811
1.526%, 10/5/17[3,4]	2,050,000	2,044,637

		13,026,271
Personal Products—0.5%
Reckitt Benckiser Group LLC:
1.379%, 9/15/17[3,4]	2,000,000	1,996,969
1.515%, 8/30/17[3,4]	2,000,000	1,998,042

		3,995,011
Special Purpose Financial—2.1%
ABN Amro Funding USA LLC:
1.568%, 1/5/18[1,3,4]	2,000,000	1,987,931
1.578%, 1/29/18[3,4]	1,000,000	992,836
1.578%, 1/26/18[3,4]	2,000,000	1,985,949

19        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Special Purpose Financial (Continued)
ABN Amro Funding USA LLC: (Continued)
1.609%, 2/21/18[3,4]	$2,000,000	$1,983,600
1.619%, 2/22/18[3,4]	1,200,000	1,190,105
Bedford Row Funding Corp.:
1.437%, 2/15/18[3]	3,000,000	2,976,551
1.471%, 5/10/18[3]	3,000,000	2,964,625
1.574%, 3/16/18[3]	2,000,000	1,981,722

		16,063,319
Telephone Utilities—5.7%
Bell Canada:
1.385%, 9/5/17[3,4]	2,000,000	1,997,142
1.506%, 9/15/17[3,4]	3,000,000	2,994,495
1.516%, 10/18/17[3,4]	6,000,000	5,980,724
1.516%, 10/25/17[3,4]	2,000,000	1,992,972
1.516%, 10/27/17[3,4]	2,000,000	1,992,799
Deutsche Telekom International Finance BV:
1.572%, 11/2/17[3]	1,000,000	995,877
1.579%, 1/25/18[3]	6,000,000	5,949,240
1.613%, 11/6/17[3]	900,000	896,122
Telus Corp.:
1.405%, 8/22/17[1,3]	2,750,000	2,747,573
1.435%, 8/29/17[3]	3,000,000	2,996,486
1.506%, 9/13/17[3]	1,000,000	998,211
1.509%, 8/31/17[3]	4,000,000	3,994,985
1.562%, 10/23/17[3]	1,000,000	996,502
1.562%, 10/24/17[3]	1,000,000	996,458
1.576%, 9/25/17[1,3]	2,000,000	1,995,420
Vodafone Group plc:
1.536%, 10/3/17[3]	1,500,000	1,496,056
1.625%, 9/7/17[3]	2,500,000	2,496,147
1.625%, 9/1/17[3]	2,000,000	1,997,412

		43,514,621

Total Short-Term Notes (Cost $333,019,935)		333,046,601
Total Investments, at Value (Cost $775,462,435)	100.3%	776,130,282
Net Other Assets (Liabilities)	(0.3)	(2,421,826)

Net Assets	100.0%	$773,708,456

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $215,237,847 or 27.82% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. Current yield as of period end.

4. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $234,691,181 or 30.33% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

20        OPPENHEIMER ULTRA-SHORT DURATION FUND

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares July 31, 2016	Gross Additions	Gross Reductions	Shares July 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	2,280,934	22,683,455	24,964,389	—

				Income
Oppenheimer Institutional Government Money Market Fund, Cl. Ea				$1,161

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

Futures Contracts as of July 31, 2017

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation
United States Treasury Nts., 2 yr.	CBT	Sell	9/29/17	350	$ 75,720,313	$ 27,987

Glossary:

Exchange Abbreviations

CBT                     Chicago Board of Trade

See accompanying Notes to Financial Statements.

21        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2017

Assets
Investments, at value (cost $775,462,435)—see accompanying statement of investments	$776,130,282
Cash	2,241,453
Cash used for collateral on futures	204,750
Receivables and other assets:
Interest and dividends	3,351,416
Variation margin receivable	5,471
Shares of beneficial interest sold	4,413
Other	48,326

Total assets	781,986,111

Liabilities
Payables and other liabilities:
Investments purchased	8,197,886
Trustees’ compensation	20,278
Shares of beneficial interest redeemed	9,834
Shareholder communications	3,521
Dividends	444
Other	45,692

Total liabilities	8,277,655

Net Assets	$773,708,456

Composition of Net Assets
Par value of shares of beneficial interest	$154,330
Additional paid-in capital	772,872,795
Accumulated net investment income	20,170
Accumulated net realized loss on investments	(34,673)
Net unrealized appreciation on investments	695,834

Net Assets	$773,708,456

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $100,195 and 20,000 shares of beneficial interest outstanding)	$5.01

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $10,108,675 and 1,992,187 shares of beneficial interest outstanding)	$5.07

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $763,499,586 and 152,317,571 shares of beneficial interest outstanding)	$5.01

See accompanying Notes to Financial Statements.

22        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF

OPERATIONS For the Year Ended July 31, 2017

Investment Income
Interest	$7,406,157
Dividends from affiliated companies	1,161

Total investment income	7,407,318

Expenses
Management fees	1,526,149
Transfer and shareholder servicing agent fees:
Class A	51
Class I	2,480
Class Y	250,176
Shareholder communications - Class Y	11,930
Legal, auditing and other professional fees	84,913
Trustees’ compensation	28,489
Borrowing fees	8,742
Custodian fees and expenses	2,505
Other	12,322

Total expenses	1,927,757
Less waivers and reimbursements of expenses	(647,197)

Net expenses	1,280,560

Net Investment Income	6,126,758
Realized and Unrealized Gain
Net realized gain on:
Investment transactions from Unaffiliated companies	110,974
Closing and expiration of futures contracts	4,641

Net realized gain	115,615
Net change in unrealized appreciation/depreciation on:
Investment transactions	46,773
Futures contracts	281,452

Net change in unrealized appreciation/depreciation	328,225

Net Increase in Net Assets Resulting from Operations	$6,570,598

See accompanying Notes to Financial Statements.

23        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations
Net investment income	$6,126,758	$2,846,308
Net realized gain (loss)	115,615	(186,031)
Net change in unrealized appreciation/depreciation	328,225	435,145

Net increase in net assets resulting from operations	6,570,598	3,095,422

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,112)	(857)
Class I	(99,755)	(55,467)
Class Y	(6,025,698)	(2,787,138)

	(6,126,565)	(2,843,462)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	—	—
Class I	(3,690,275)	13,755,370
Class Y	366,136,008	119,921,639

	362,445,733	133,677,009

Net Assets
Total increase	362,889,766	133,928,969
Beginning of period	410,818,690	276,889,721

End of period (including accumulated net investment income of $20,170 and $19,977, respectively)	$773,708,456	$410,818,690

See accompanying Notes to Financial Statements.

24        OPPENHEIMER ULTRA-SHORT DURATION FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2017		Year Ended July 31, 2016[1]		Year Ended July 31, 2015[1]		Year Ended July 31, 2014[1]		Year Ended July 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$5.01		$5.00		$5.01		$5.00		$5.00
Income (loss) from investment operations:
Net investment income[2]	0.06		0.04		0.02		0.01		0.02
Net realized and unrealized gain (loss)	0.00	[3]	0.01		(0.01)		0.01		0.00	[3]

Total from investment operations	0.06		0.05		0.01		0.02		0.02
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)		(0.04)		(0.02)		(0.01)		(0.02)
Distributions from net realized gain	0.00		0.00		(0.00)	[3]	(0.00)	[3]	(0.00)	[3]

Total dividends and/or distributions to shareholders	(0.06)		(0.04)		(0.02)		(0.01)		(0.02)
Net asset value, end of period	$5.01		$5.01		$5.00		$5.01		$5.00

Total Return, at Net Asset Value[4]	1.12%		0.96%		0.21%		0.37%		0.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$100		$100		$100		$100		$100
Average net assets (in thousands)	$100		$100		$100		$100		$100
Ratios to average net assets:[5]
Net investment income	1.11%		0.86%		0.29%		0.24%		0.37%
Expenses excluding specific expenses listed below	0.38%		0.38%		0.38%		0.37%		0.38%
Interest and fees from borrowings	0.00%	[6]	0.00%	[6]	0.00%	[6]	0.00%		0.00%

Total expenses[7]	0.38%		0.38%		0.38%		0.37%		0.38%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.32%		0.33%		0.33%		0.32%		0.38%	[8]
Portfolio turnover rate	52%		90%		106%		86%		61%

1. On August 7, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2017	0.38%
Year Ended July 31, 2016	0.38%
Year Ended July 31, 2015	0.38%
Year Ended July 31, 2014	0.37%
Year Ended July 31, 2013	0.38%

8. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

25        OPPENHEIMER ULTRA-SHORT DURATION FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended July 31, 2017		Year Ended July 31, 2016[1]		Period Ended July 31, 2015[1,2]
Per Share Operating Data
Net asset value, beginning of period	$5.01		$5.00		$5.01
Income (loss) from investment operations:
Net investment income[3]	0.06		0.05		0.02
Net realized and unrealized gain (loss)	0.06		0.01		(0.01)

Total from investment operations	0.12		0.06		0.01
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)		(0.05)		(0.02)
Distributions from net realized gain	0.00		0.00		(0.00)	[4]

Total dividends and/or distributions to shareholders	(0.06)		(0.05)		(0.02)
Net asset value, end of period	$5.07		$5.01		$5.00

Total Return, at Net Asset Value[5]	2.38%		1.04%		0.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,109		$13,789		$10
Average net assets (in thousands)	$8,238		$5,453		$10
Ratios to average net assets:[6]
Net investment income	1.21%		1.02%		0.42%
Expenses excluding specific expenses listed below	0.36%		0.37%		0.35%
Interest and fees from borrowings	0.00%	[7]	0.00%	[7]	0.00%	[7]

Total expenses[8]	0.36%		0.37%		0.35%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.25%		0.25%		0.25%
Portfolio turnover rate	52%		90%		106%

1. On August 7, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. For the period from November 28, 2014 (inception of offering) to July 31, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2017	0.36%
Year Ended July 31, 2016	0.37%
Period Ended July 31, 2015	0.35%

See accompanying Notes to Financial Statements.

26        OPPENHEIMER ULTRA-SHORT DURATION FUND

Class Y	Year Ended July 31, 2017		Year Ended July 31, 2016[1]		Year Ended July 31, 2015[1]		Year Ended July 31, 2014[1]		Year Ended July 31, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$5.01		$5.00		$5.01		$5.01		$5.01
Income (loss) from investment operations:
Net investment income[2]	0.06		0.05		0.02		0.02		0.03
Net realized and unrealized gain (loss)	0.00	[3]	0.01		(0.01)		0.00	[3]	0.00	[3]

Total from investment operations	0.06		0.06		0.01		0.02		0.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)		(0.05)		(0.02)		(0.02)		(0.03)
Distributions from net realized gain	0.00		0.00		(0.00)	[3]	(0.00)	[3]	(0.00)	[3]

Total dividends and/or distributions to shareholders	(0.06)		(0.05)		(0.02)		(0.02)		(0.03)
Net asset value, end of period	$5.01		$5.01		$5.00		$5.01		$5.01

Total Return, at Net Asset Value[4]	1.19%		1.05%		0.29%		0.34%		0.55%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$763,499		$396,930		$276,780		$599,559		$465,604
Average net assets (in thousands)	$501,550		$295,268		$431,806		$583,205		$317,099
Ratios to average net assets:[5]
Net investment income	1.20%		0.94%		0.35%		0.31%		0.48%
Expenses excluding specific expenses listed below	0.38%		0.39%		0.38%		0.38%		0.39%
Interest and fees from borrowings	0.00%	[6]	0.00%	[6]	0.00%	[6]	0.00%		0.00%

Total expenses[7]	0.38%		0.39%		0.38%		0.38%		0.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.25%		0.25%		0.25%		0.25%		0.25%
Portfolio turnover rate	52%		90%		106%		86%		61%

1. On August 7, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended July 31, 2017	0.38%
Year Ended July 31, 2016	0.39%
Year Ended July 31, 2015	0.38%
Year Ended July 31, 2014	0.38%
Year Ended July 31, 2013	0.39%

See accompanying Notes to Financial Statements.

27        OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2017

1. Organization

Oppenheimer Ultra-Short Duration Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class I and Class Y shares. Class A shares are sold at their offering price, which is the net asset value per share without any initial sales charge. Class A shares are currently not available for purchase. Class I and Class Y shares are sold to certain institutional investors without a front-end sales charge, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class I shares were first publicly offered November 28, 2014.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the

28        OPPENHEIMER ULTRA-SHORT DURATION FUND

2. Significant Accounting Policies (Continued)

Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

29        OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$71,759	$—	$—	$630,293

1. During the reporting period, the Fund utilized $360,320 of capital loss carryforward to offset capital gains realized in that fiscal year.

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Realized Loss on Investments[3]
$2,768	$2,768

3. $2,576, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended July 31, 2017	Year Ended July 31, 2016
Distributions paid from:
Ordinary income	$6,126,565	$2,843,462

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

30        OPPENHEIMER ULTRA-SHORT DURATION FUND

2. Significant Accounting Policies (Continued)

Federal tax cost of securities	$775,499,989
Federal tax cost of other investments	(75,720,313)

Total federal tax cost	$699,779,676

Gross unrealized appreciation	$731,042
Gross unrealized depreciation	(100,749)

Net unrealized appreciation	$630,293

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods ended after August 1, 2017. The implementation of the rules will not have a material impact on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

31        OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

32        OPPENHEIMER ULTRA-SHORT DURATION FUND

3. Securities Valuation (Continued)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$30,927,460	$—	$30,927,460
U.S. Government Obligation	—	1,997,260	—	1,997,260
Corporate Bonds and Notes	—	410,158,961	—	410,158,961
Short-Term Notes	—	333,046,601	—	333,046,601

Total Investments, at Value	—	776,130,282	—	776,130,282
Other Financial Instruments:
Futures contracts	27,987	—	—	27,987

Total Assets	$27,987	$776,130,282	$—	$776,158,269

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the

33        OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds. At period end, the Fund had no holdings in IGMMF.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. Related parties owned 86% of the Fund’s total outstanding shares at period end.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their

34        OPPENHEIMER ULTRA-SHORT DURATION FUND

5. Market Risk Factors (Continued)

value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial

35        OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $58,428,756 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant,

36        OPPENHEIMER ULTRA-SHORT DURATION FUND

6. Use of Derivatives (Continued)

broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

37        OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Asset Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Interest rate contracts Variation margin receivable		$ 5,471*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts
Interest rate contracts	$4,641
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts
Interest rate contracts	$281,452

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—
Shares tendered from stock split	—	—	10,000[1]	—

Net increase	—	$—	10,000	$—

Class I
Sold	2,571,186	$12,999,988	2,800,000	$14,000,000
Dividends and/or distributions reinvested	17,805	90,270	11,056	55,374
Redeemed	(3,349,975)	(16,780,533)	(59,881)	(300,004)
Shares tendered from stock split	—	—	998[1]	—

Net increase (decrease)	(760,984)	$(3,690,275)	2,752,173	$13,755,370

38        OPPENHEIMER ULTRA-SHORT DURATION FUND

7. Shares of Beneficial Interest (Continued)

	Year Ended July 31, 2017		Year Ended July 31, 2016
	Shares	Amount	Shares	Amount
Class Y
Sold	149,137,239	$747,177,572	35,259,113	$176,642,842
Dividends and/or distributions reinvested	1,202,337	6,023,706	556,716	2,786,854
Redeemed	(77,258,537)	(387,065,270)	(11,834,333)	(59,508,057)
Shares tendered from stock split	—	—	27,607,850[1]	—

Net increase	73,081,039	$366,136,008	51,589,346	$119,921,639

1. As of the close of August 7, 2015, the Fund implemented a share split which resulted in an addition of shares. See Note 11.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$248,742,670	$136,321,202

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.30%.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

39        OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations. The Fund does not currently charge such fees on Class A shares.

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse expenses to limit the Fund’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, and certain other Fund expenses) so that, as percentages of average daily net assets, those expenses will not exceed the annual rate of 0.65% for Class A shares and 0.25% for Class I and Class Y shares, respectively. The Manager will also waive a portion of the advisory fee on Class A shares to the same extent that it waives any of the advisory fee on Class I or Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$52
Class I	8,796
Class Y	638,061

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

40        OPPENHEIMER ULTRA-SHORT DURATION FUND

9. Fees and Other Transactions with Affiliates (Continued)

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $288 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Share Split

As of the close of business on August 7, 2015, the Fund implemented a 2 for 1 share split. This share split effectively increased the number of outstanding shares for the Fund. As a result, shareholders’ accounts reflect additional shares with a lower net asset value per share. While the number of shares increased, neither the Fund’s holdings nor the total value of shareholders’ investments was affected. Per share data in the financial highlights prior to

August 7, 2015, has been adjusted to give effect to this share split.

41        OPPENHEIMER ULTRA-SHORT DURATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Ultra-Short Duration Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Ultra-Short Duration Fund (the Fund), including the statement of investments, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Ultra-Short Duration Fund as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 27, 2017

42        OPPENHEIMER ULTRA-SHORT DURATION FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $4,406,539 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $24,617 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

43        OPPENHEIMER ULTRA-SHORT DURATION FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

44        OPPENHEIMER ULTRA-SHORT DURATION FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016) and Trustee (since 2011) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990- 1991) and Member (1984-1999) of Young Presidents Organization. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Jon S. Fossel, Trustee (since 2011) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February

45        OPPENHEIMER ULTRA-SHORT DURATION FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Jon S. Fossel, Continued	2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub- Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2011) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2011) Year of Birth:1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

46        OPPENHEIMER ULTRA-SHORT DURATION FUND

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2011) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999- July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

47        OPPENHEIMER ULTRA-SHORT DURATION FUND

TRUSTEES AND OFFICERS Unaudited / Continued

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, 16th Floor, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009).An officer of 101 portfolios in the OppenheimerFunds complex.
OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Proctor, Wilde and Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Christopher Proctor, Vice President (since 2011) Year of Birth: 1968	Head of the Cash Strategies Team (since July 2013); Senior Vice President of the Sub-Adviser (since July 2013) and Senior Portfolio Manager of the Sub-Adviser (since January 2010). Vice President of the Sub-Adviser (August 2008-July 2013). Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999-2002). Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007); Senior Manager of Research for Etrade Global Asset Management (2002-2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

48        OPPENHEIMER ULTRA-SHORT DURATION FUND

Adam S. Wilde, Vice President (since 2013) Year of Birth: 1978	Vice President of the Sub-Adviser (since May 2011) and a Portfolio Manager of the Sub-Adviser (since July 2013). He served as the head of credit research for the cash strategies team of the Sub-Adviser (from 2011 to 2013), and as an Assistant Vice President and senior research analyst of the Sub-Adviser (from 2008 to 2011). Mr. Wilde served as an intermediate research analyst of the Sub-Adviser (from 2007 to 2008) and served in other analyst roles of the Sub-Adviser (since 2002). Mr. Wilde joined the Sub-Adviser in 2001. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ULTRA-SHORT DURATION FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

© 2017 OppenheimerFunds, Inc. All Rights reserved.

50        OPPENHEIMER ULTRA-SHORT DURATION FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

51        OPPENHEIMER ULTRA-SHORT DURATION FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA1740.001.0717 September 26, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $40,600 in fiscal 2017 and $36,800 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $7,000 in fiscal 2017 and $1,172 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $320,775 in fiscal 2017 and $736,335 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, additional audit services, and custody exams.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $710,577 in fiscal 2017 and $298,261 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,038,352 in fiscal 2017 and $1,035,768 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Ultra-Short Duration Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz Principal Executive Officer
Date:	9/12/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz Principal Executive Officer
Date:	9/12/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen Principal Financial Officer
Date:	9/12/2017